EXHIBIT 99.2

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MARYLAND
(BALTIMORE DIVISION)

DATASCI, LLC	)
T-114 Prince Phillip Drive	)
Olney, Maryland 20810)
)
Plaintiff,	)
)
v.	) Civil Action No. MJG06CV1818
)
ETRIALS WORLDWIDE, Inc.	)
2701 Aerial Center Parkway	)
Suite 100)
Morrisville, North Carolina 27560)

COMPLAINT FOR PATENT INFRINGEMENT AND
DEMAND FOR JURY TRIAL

Plaintiff Datasci, LLC, by counsel, brings this action against defendant eTrials Worldwide, Inc., and alleges as follows:
This is an action for patent infringement under 35 U.S.C. § 1 et seq.
PARTIES
2.    Plaintiff Datasci, LLC (“Datasci”) is a Maryland limited liability company with offices located at T-114 Prince Phillip Drive, Olney, Maryland 20810.
3.    Defendant eTrials Worldwide, Inc. (“eTrials”) is a corporation formed and existing under the laws of the state of Delaware with offices located at 2701 Aerial Center Parkway, Suite 100, Morrisville, North Carolina 27560.
JURISIDCTION AND VENUE
4.    This action arises under the patent laws of the United States, 35 U.S.C. § 1 et seq. Subject matter jurisdiction exists pursuant to 28 U.S.C. §§ 1331 and 1338(a).

5.    Personal jurisdiction over the defendant is proper in this District.
6.    Venue exists in this District pursuant to 28 U.S.C. §§ 1391© and 1400(b).
DATASCI’S PATENT RIGHTS
7.    Datasci owns all title, right, and interest in and to United States Letters Patent No. 6,496,827 (the “827 patent”) entitled “Methods and Apparatus for the Centralized Collection and Validation of Geographically Distributed Clinical Study Data with Verification of Input Data to the Distributed System,” which was duly and legally issued by the United States Patent and Trademark Office on December 17, 2002. A copy of the ‘827 patent is attached as Exhibit A.
COUNT I
8.    Datasci incorporated by reference paragraph no. 1-7 as if fully set forth herein.
9.    Defendant eTrials has and continues to infringe directly, indirectly, contributorily, and/or by inducement, the claims of the ‘827 patent by making, using, offering to sell, and/or selling products and services in this District and throughout the United States.
10.    Defendant eTrials’ acts of infringement will continue unless enjoined by this Court.
11.    Defendant eTrials’ acts of infringement have caused and will continue to cause Datasci substantial and irreparable injury for which Datasci is entitled to receive injunctive relief and damages adequate to compensate it for such infringement.

12.    Defendant eTrials has been on notice of the ‘827 patent since at least as early as September 16, 2003 and, notwithstanding such notice, has continued to engage in such infringing activity.
13.    Defendant eTrials’ acts of infringement have been willful and deliberate rendering this case “exceptional” within the meaning of 35 U.S.C. § 285.
DEMAND FOR RELIEF
WHEREFORE, Datasci requests this Court to enter judgment in its favor and against eTrials, awarding it the following relief;
A.    Permanently enjoining eTrials, its officers, agents, servants, employees, and any others acting in concert with it from infringing the ‘827 patent;
B.    Awarding Datasci damages resulting from eTrials’ acts of infringement and ordering eTrials to account for and pay to Datasci damages adequate to compensate Datasci for the infringement of its patent rights.
C.    As a result of eTrials’ willful acts of infringement, awarding Datasci treble damages pursuant to 35 U.S.C. § 284;
D.    Declaring this case exceptional pursuant to 35 U.S.C. § 285 and awarding Datasci interest, costs, expenses and attorney’s fees; and
E.    Granting Datasci such other relief as the Court deems just and proper.

JURY DEMAND
Datasci hereby demans trial by jury as to all issue in this action triable of right by a jury.

DATASCI, LLC By Counsel
REED SMITH LLP

By: /s/ Mark W. Wasserman
Mark W. Wasserman, Bar No. 23414
Matthew R. Sheldon
3110 Fairview Park Drive
Suite 1400
Falls Church, Virginia 220242
(703) 641-4229 (direct)
(703) 641-4200 (main no.)
(703) 641-4340 (FAX)

Stanley P. Fisher, Esq.
REED SMITH LLP
3110 Fairview Park Drive
Suite 1400
Falls Church, Virginia 22042
(703) 641-4229 (direct)
(703) 641-4200 (main no.)
(703) 641-4340 (FAX)

Gerard P. Martin, Esq.
ROSENBERG MARTIN FUNK GREENBERG LLP
25 South Charles Street
Suite 2115
Baltimore, Maryland 21201-3305
(410) 727-6600
(410) 727-1115 (fax)

Counsel for Plaintiff

Dated: July 17, 2006

5